                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                   Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting  Material  Pursuant  to  240.14a-11(c)  or  240.14a-12

- - --------------------------------------------------------------------------------
                           UNICO AMERICAN CORPORATION
                (Name of Registrant as Specified in its Charter)

- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(e)(1)(iii), 14a-6(i)(1), or 14a-6(j)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of Each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           UNICO AMERICAN CORPORATION

                             23251 Mulholland Drive
                    Woodland Hills, California 91364-2732

                               -----------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD AUGUST 11, 1995


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of shareholders of Unico American Corporation (the "Company") to be held at the Holiday Inn Woodland Hills, 21101 Ventura Boulevard, Woodland Hills, California 91364, at 2:00 p.m. local time, to consider and act upon the following matters:

   1. The election of seven (7) directors to hold office until the next annual meeting of shareholders and thereafter until their successors are elected and qualified; and

   2. The transaction of such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on July 14, 1995, as the record date for the determination of shareholders who will be entitled to notice of and to vote at the meeting. The voting rights of the shareholders are described in the Proxy Statement.

IT IS IMPORTANT THAT ALL SHAREHOLDERS BE REPRESENTED AT THE ANNUAL MEETING. SHAREHOLDERS WHO DO NOT PLAN TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO VOTE, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID AND ADDRESSED RETURN ENVELOPE. PROXIES ARE REVOCABLE AT ANY TIME, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                       By Order of the Board of Directors,


                                                /s/ ERWIN CHELDIN
                                       -------------------------------------
                                       Erwin Cheldin
                                       Chairman of the Board, President, and
                                       Chief Executive Officer

                                       Woodland Hills, California
                                       July 17, 1995

                           UNICO AMERICAN CORPORATION

                               -----------------
                                PROXY STATEMENT
                               -----------------

                         ANNUAL MEETING OF SHAREHOLDERS

                                AUGUST 11, 1995


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Unico American Corporation, a Nevada Corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held at the Holiday Inn Woodland Hills, 21101 Ventura Boulevard, Woodland Hills, California 91364 on August 11, 1995, at 2:00 p.m. local time. Accompanying this Proxy Statement is a proxy card, which you may use to indicate your vote as to each of the proposals described in this Proxy Statement.

     All proxies which are properly completed, signed, and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted. A shareholder may revoke his or her proxy at any time before it is voted either by filing with the Secretary of the Company at its principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by appearing in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

     The close of business on July 14, 1995, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had outstanding 5,957,645 shares of common stock, the only outstanding voting securities of the Company. For each share held on the record date, a shareholder is entitled to one vote on all matters to be considered at the Annual Meeting. The Company's Articles of Incorporation do not provide for cumulative voting. Directors are elected by a plurality of the votes cast and abstentions and broker non-votes are counted for the purposes of determining the existence of a quorum at the meeting, but not for purposes of determining the results of the vote.

     The cost of preparing, assembling, and mailing the Notice of Annual Meeting, this Proxy Statement, and the proxies will be borne by the Company. In addition to solicitation by mail, officers and other employees of the Company may solicit proxies by telephone, telegraph, or personal contact without additional compensation.

     The Company's principal executive offices are located at 23251
Mulholland Drive, Woodland Hills, California 91364-2732. The approximate mailing date of this Proxy Statement and the Company's proxy is July 17, 1995.

                             ELECTION OF DIRECTORS

     The Company's By-Laws provide for a range of three to eleven directors and allow the Board of Directors to set the exact number of authorized directors within that range. The current number of authorized directors established by the Board of Directors is eight (8). There is a vacancy on the Board of Directors and the Board has determined not to nominate any person to fill such vacancy at this time. Directors are elected at each Annual Meeting of Shareholders to serve thereafter until their successors have been duly elected and qualified. Each nominee is currently a director, having served in that capacity since the date indicated in the table below. All nominees have advised the Company that they are able and willing to serve as directors. If any nominee refuses or is unable to serve (an event which is not anticipated), the persons named in the accompanying proxy will vote for another person nominated by the Board of Directors, provided, however, that the proxies cannot be voted for a greater number of persons than 7. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the seven nominees listed below.

The following table provides certain information as of July 14, 1995 for each person named for election as a director, which includes all executive officers of the Company:


                                       Present Position
                                       with Company or                          First
                                       Principal Occupation                     Elected
                               Age     and Prior History                        Director
                               ---     -----------------                        --------
Erwin Cheldin                  63      President, Chief Executive               1969
                                       Officer and Director since 1969.
                                       Chairman of the Board since 1987.

Cary L. Cheldin                38      Executive Vice President since 1991,     1983
                                       Vice President 1986 to 1991 and
                                       Secretary 1987 to 1991.

Lester A. Aaron, CPA           49      Treasurer and Chief Financial            1985
                                       Officer since 1985.
                                       Secretary 1991 to 1992.

George C. Gilpatrick           50      Vice President, Management               1985
                                       Information Systems since 1981.
                                       Secretary since 1992.

Roger H. Platten               45      Vice President since 1988 and            1987
                                       General Counsel since 1985.

David A. Lewis, CPCU           73      Director                                 1989
                                       Retired insurance executive
                                       with over 40 years insurance
                                       experience. Last 27 years
                                       with Transamerica group of
                                       insurance companies.

Bernard R. Gans                46      Director                                 1989
                                       Attorney specializing in
                                       intellectual property law since 1973.


Except for Cary Cheldin who is the son of Erwin Cheldin, none of the executive officers or directors of the Company is related to any other officer or director of the Company. The executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board.

During the fiscal year ended March 31, 1995, the Company's Board of Directors held two meetings at which all directors were present. Non-management directors receive $1,000 for each board meeting they attend. The Board of Directors has established an Audit Committee presently consisting of Messieurs Lewis, Gans and Aaron. The Audit Committee of the Board of Directors is responsible for coordinating matters with the outside independent auditors and reviewing internal and external accounting controls. The Audit Committee held one meeting subsequent to the end of the 1995 fiscal year to discuss accounting and financial statement matters related to the fiscal year ended March 31, 1995. The Board of Directors has also established a Compensation Committee presently consisting of Messieurs Cary Cheldin, Aaron and Gans. This Committee considers and recommends to the Board of Directors compensation for executive officers. The Compensation Committee held one meeting during the fiscal year ended March 31, 1995.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 14, 1995, the names and holdings of all persons who are known by Company to own beneficially more than 5% of its outstanding common stock, its only class of outstanding voting securities, and the beneficial ownership of such securities held by each Director and all Executive Officers and Directors as a group. Unless otherwise indicated, the Company believes that each of the persons set forth below has the sole power to vote and dispose of the shares listed opposite his name.

                                         Amount Beneficially Owned
                                  ---------------------------------------        (1)
                                                     Options                   Percent
                                  Without          Currently                        of
Name of Beneficial Owner          Options        Exercisable        Total        Class
- - ------------------------          -------        -----------        -----      -------
Certain Beneficial Owners
- - -------------------------

Erwin Cheldin                    2,202,670          81,943        2,284,613     37.8%
23251 Mulholland Drive
Woodland Hills, CA 91364

National Reinsurance Corp.         432,092(2)            0          432,092      7.3%
777 Long Ridge Road
Stamford, CT 06904

Dimensional Fund
 Advisors Inc.                     348,600(4)            0          348,600      5.9%
1299 Ocean Avenue
Santa Monica, CA 90401

Allen & Company Inc.               341,000(3)            0          341,000      5.7%
711 Fifth Avenue
New York, NY 10022

Cary L. Cheldin                    207,552         114,284          321,836      5.3%
23251 Mulholland Drive
Woodland Hills, CA 91364


Executive Officers and Directors
- - --------------------------------

Erwin Cheldin                    2,202,670          81,943        2,284,613     37.8%
Cary L. Cheldin                    207,552         114,284          321,836      5.3%
Lester A. Aaron                    106,417          78,334          184,751      3.1%
George C. Gilpatrick               106,544          78,333          184,877      3.1%
Roger H. Platten                     8,066         116,776          124,842      2.1%
David A. Lewis                       3,000               0            3,000      0.0%
Bernard R. Gans                          0               0                0      0.0%

All executive officers & directors
as a group (7 Persons)           2,634,249         469,670        3,103,919     48.3%

(1) Includes for each person or group, shares issuable upon exercise of presently exercisable options or options exercisable within 60 days, held by such person or group.
(2) Per Schedule 13D dated January 15, 1993.
(3) Per Schedule 13D dated April 20, 1993.
(4) Per Schedule 13G dated January 31, 1995.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF EXECUTIVE COMPENSATION

The following table sets forth a comprehensive overview of all executive compensation paid to the chief executive officer and the other most highly compensated executive officers of the Company for the fiscal years ended March 31, 1995, 1994 and 1993.

                          SUMMARY COMPENSATION TABLE

                                      Annual Compensation              Long-Term Compensation
                                   --------------------------    -----------------------------------
                                                                          Awards             Payouts
                                                                 ------------------------    -------
                                                        Other                  Securities
                                                       Annual    Restricted    Underlying              All Other
                                                       Compen-     Stock        Options/      LTIP      Compen-
Name and Position                  Salary     Bonus    sation      Awards         SARs       Payouts    sation(1)
Principal Position        Year       ($)       ($)       ($)        ($)            (#)         ($)         ($)
- - ------------------        ----     ------     -----    -------   ----------    ----------    -------   ----------
Erwin Cheldin             1995     423,264   48,000         --           --         --            --     22,500
 President, Chief         1994     415,578   48,000         --           --         --            --     28,301
 Executive Officer        1993     400,208   50,000         --           --     81,943(2)         --     18,308
 and Chairman of
 the Board

Cary L. Cheldin           1995     175,560   48,000         --           --     25,164            --     22,500
 Executive Vice           1994     166,230   48,000         --           --         --            --     25,708
 President                1993     165,280   42,000         --           --    245,164(2)         --     16,582

Lester A. Aaron           1995     169,080   45,000         --           --         --            --     22,500
 Treasurer and            1994     166,230   48,000         --           --         --            --     25,708
 Chief Financial          1993     165,280   42,000         --           --     45,000(2)         --     16,582
 Officer

George C. Gilpatrick      1995     154,968   45,000         --           --         --            --     22,500
 Vice President           1994     151,686   44,000         --           --         --            --     23,482
 and Secretary            1993     150,818   38,000         --           --     45,000(2)         --     15,105

Roger H. Platten          1995     152,520   46,000         --           --     65,000            --     22,500
 Vice President           1994     139,683   44,000         --           --         --            --     22,042
                          1993     125,811   34,500         --           --     37,729(2)         --     12,825


(1) Represents amounts contributed to the persons account under the Company's profit sharing plan, all of which is fully vested. See "Profit Sharing Plan."

(2) Represents previously issued options which were canceled and reissued on May 15, 1992 based on the then fair market value of the stock.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information with respect to grants of options to named executive officers during the fiscal year ended March 31, 1995. The Company has no stock appreciation rights.

                              OPTION GRANT TABLE

                                                                             Potential Realizable Value
                                      Percent                                  At Assumed Annual Rates
                                     of Total                                of Stock Price Appreciation
                      Number of     Granted to                                    For Option Term (1)
                       Options       Employees    Exercise    Expiration     ---------------------------
Name                   Granted    in Fiscal Year    Price        Date            5%              10%
- - -------------------   ---------   --------------  --------    ----------      --------         --------
Cary L. Cheldin        25,164         27.91%        $4.375      8-17-04        $69,237         $175,459
 Executive Vice
 President

Roger H. Platten       65,000         72.09%        $4.375      8-17-04       $178,842         $453,221
 Vice President


(1) Potential realizable value is based on an assumption that the stock price of the Common Stock appreciates at the annual rate shown above (compounded annually) from the date of grant until the end of the ten year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.


INCENTIVE STOCK OPTION PLAN

On March 29, 1985, the Board of Directors unanimously adopted the Unico American Employee Incentive Stock Option Plan (the "1985 Plan"), which was approved by the shareholders of the Company in January 1986. The 1985 Plan provides for the grant of "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986 to key employees of the Company (including officers, whether or not they are directors of the Company) and its subsidiaries. Directors who are not also employees of the Company are not eligible to participate in the 1985 Plan. The 1985 Plan includes an aggregate of 1,500,000 of the Company's Common Stock. As of March 31, 1995 there were no options available for future grant under the 1985 Plan. Under the terms of the Plan, options must be granted at exercise prices of not less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of grants of options to employees owning over 10% of the voting stock of the Company, the exercise price must, however, be not less than 110% of the fair market value of the Common Stock on the date of grant. The 1985 Plan is administered by the Board of Directors or a committee thereof, which has the authority to determine the optionees, the number of shares to be covered by each option, the time during which each option is exercisable and certain other terms of the options. An option may not be exercised later than 10 years from the date of grant and may sooner expire upon, among other things, the death, disability or other termination of the employment of the optionee by the Company. Options granted to employees owning over 10% of the voting stock of the Company may not be exercised later than 5 years from the date of grant.

The exercise price of all outstanding options except for those held by Erwin Cheldin is equal to the fair market value of the common stock as of the date of grant of each option. The exercise price of options held by Erwin Cheldin is not less than 110% of the fair market value of the common stock as of the date of grant of each option.

No options were exercised by executive officers during the fiscal year ended March 31, 1995.

            AGGREGATED OPTION/SAR EXERCISED IN LAST FISCAL YEAR AND
                           FY-END OPTION/SAR VALUES

                                                   Number of
                                                   Securities        Value of
                                                   Underlying       Unexercised
                                                   Unexercised      in-the-Money
                                                  Options / SARs   Options / SARs
                                                 At Fiscal Year-   At Fiscal Year-
                           Shares                    End (#)           End ($)
                         Acquired     Value      --------------    --------------
                        on Exercise  Realized      Exercisable /    Exercisable /
Name                        (#)        ($)        Unexercisable    Unexercisable
- - --------------------    -----------  --------    --------------    --------------
Erwin Cheldin                -          -         81,943/      0    94,234/      0
Cary L. Cheldin              -          -        114,284/156,044   171,426/212,048
Lester A. Aaron              -          -         78,334/      0   119,584/      0
George C. Gilpatrick         -          -         78,333/      0   119,583/      0
Roger H. Platten             -          -        116,776/ 19,286   137,248/ 12,054


PROFIT SHARING PLAN

During the fiscal year ended March 31, 1986, the Company adopted the Unico American Corporation Profit Sharing Plan. Company employees who are at least 21 years of age and have been employed by the Company for at least two years are participants in such Plan. Pursuant to the terms of such Plan, the Company annually contributes for the account of each participant an amount equal to a percentage of the participant's eligible compensation as determined by the Board of Directors. Participants are entitled to receive benefits under the plan upon the later of the following: the date 60 days after the end of the Plan Year in which the participant's retirement occurs or one year and 60 days after the end of the plan year following the participant's termination with the Company. However the participant's interest must be distributed in its entirety no later than April 1 of the calendar year following the calendar year in which the participant attains age 70 1/2 or otherwise in accordance with the Treasury Regulations promulgated under the Internal Revenue Code of 1986, as amended.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The Compensation Committee consists of the following Company directors: Cary
L. Cheldin, Lester A. Aaron and Bernard R. Gans. Cary Cheldin is the son of Erwin Cheldin, the President, Chief Executive Officer and Chairman of the Board. During the fiscal year ended March 31, 1995 Cary Cheldin was the Executive Vice President of the Company and Mr. Aaron was Treasurer and Chief Financial Officer of the Company. Mr. Gans is a partner in the law firm of Poms, Smith, Lande & Rose which has rendered legal services to the Company during the last fiscal year and has been retained to render legal services in the current fiscal year.


EXECUTIVE COMPENSATION COMMITTEE REPORT

The Company's compensation package for executive officers primarily consists of a base salary, an annual incentive bonus, and long-term incentive or non-cash awards in the form of stock options. The executive compensation program is designed to retain and reward individuals who are capable of leading the Company in achieving its business objectives. The Compensation Committee submits its recommendation to the entire Board of Directors. The philosophy of the Compensation Committee is to maintain a competitive base salary for executive officers and to provide an incentive program that rewards executive officers for achieving certain financial results. Base compensation is determined on a calendar year basis, bonuses are determined on a fiscal year basis and other incentives are determined when deemed appropriate.

When determining base compensation for the executive officers, the Committee takes into account competitive pay levels in the industry with its emphasis on the median of the survey data. The Committee recommends adjustments to base compensation when it determines that an executive officer's base compensation is not competitive.

When determining bonuses for the executive officers, the Committee first evaluates, and gives primary weight to, the operational and financial performance of the executive management team, including the chief executive officer, as a group. After the team results are determined, individual effectiveness in contributing to the achievement of those results are considered. The financial results, which are reviewed by the Committee, include the Company's net income, revenues and expenses.

The Committee's base compensation review determined that the base salary for the chief executive officer was competitive with that of others in the industry. As a result, the Committee recommended that the chief executive officer receive only cost of living increases in base compensation for the calendar years 1994 and 1995.

The Committee's bonus review considered and evaluated the growth in earnings since the loss in the fiscal year ended March 31, 1993 resulting from the April 1992 Los Angeles riot and determined that the chief executive officer contributed to this growth and performed well. Although the Company's net earnings have increased, the net earnings were less than that reported for the fiscal year prior to the riot. Taking this into consideration, the Committee recommended that the bonus for the fiscal year ended March 31, 1995 of the chief executive officer should be the same amount that was paid to him for the fiscal year ended March 31, 1994, and that the aggregate bonuses paid to all other executive officers as a group remain the same as the prior fiscal year.

Taking into account the number of shares owned and the stock options held by the chief executive officer, the Committee felt that no additional stock options should be granted to him during the fiscal year ended March 31, 1995.

Section 162(m) of the Internal Revenue Code, enacted as part of the Omnibus Budget Reconciliation Act of 1993 ("OBRA"), limits to $1,000,000 the deductibility, for any year beginning after December 31, 1993, of compensation paid by a public corporation to the chief executive officer and the next four most highly compensated executive officers unless such compensation is performance-based within the meaning of the Section 162(m) and the regulations thereunder. For the fiscal year ending March 31, 1995, the Company does not contemplate that there will be nondeductible compensation for the five Company positions in question. The Committee is studying the issue in order to determine the extent of possible modification to the Company's compensation arrangements in the future.


                                       THE COMPENSATION COMMITTEE
                                       OF THE BOARD OF DIRECTORS

                                       Cary L. Cheldin
                                       Lester A. Aaron
                                       Bernard R. Gans

PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return of equity securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") and a peer group consisting of all NASDAQ Property & Casualty Companies. The comparison assumes $100.00 was invested on March 31, 1990 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. It should be noted that this graph represents historical stock price performance and is not necessarily indicative of any future stock price performance.


                                   [GRAPH]


                           3/30/90   3/28/91   3/31/92   3/31/93   3/31/94   3/31/95
                           -------   -------   -------   -------   -------   -------
Unico American Corp        $100.00   $133.33   $210.58   $154.09   $199.40   $175.91
NASDAQ Market Index        $100.00   $114.20   $145.58   $167.28   $180.59   $201.30
Peer Group Index           $100.00   $120.87   $145.86   $209.91   $184.86   $202.00


                           CERTAIN TRANSACTIONS



The Company presently occupies a 46,000 square foot building located at 23251 Mulholland Drive, Woodland Hills, California, under a master lease expiring March 31, 2007. The lease provides for an annual gross rental of $1,025,952. Erwin Cheldin, the Company's president, chairman and principal stockholder, is the owner of the building. In 1987 the Company signed a ten-year lease expiring on August 31, 1997. In February 1995, the owner of the building offered the Company an option to extend its lease to March 31, 2007, with no increase in rent through the entire term of the lease. The Company determined that it was in its best interest to exercise this option and executed the lease extension on February 22, 1995. The terms of the lease at inception and at the time the above option was exercised were at least as favorable to the Company as could have been obtained from unaffiliated third parties. The Company utilizes for its own operations 100% of the space it leases.

In June, 1992, Erwin Cheldin loaned the Company $500,000 at 8% per annum. These funds, together with other funds, were contributed by the Company to its wholly owned subsidiary Crusader Insurance Company to increase its capital and surplus. The principal and accrued interest were paid in full on the due date of June 15, 1995.

Bernard R. Gans is an attorney with the law firm of Poms, Smith, Lande & Rose which has provided and continues to provide certain legal services to the Company.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by regulation of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended March 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.

                          APPOINTMENT OF AUDITORS

The Company has selected Getz, Krycler and Jakubovits, independent accountants, to continue as the Company's auditors and to audit the books and other records of the company for the fiscal year ended March 31, 1996.

Getz, Krycler and Jakubovits has audited the Company's financial statements since 1988. The Company does not anticipate that a representative of Getz, Krycler and Jakubovits will be present at the Annual Meeting.

                              OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except for the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by proxy holders will be voted in favor of the proposals described in this Proxy Statement. If any other matters come before the Annual Meeting, the proxy holders will vote on those matters using their best judgment.

                         SHAREHOLDERS PROPOSALS

Shareholders desiring to exercise their right under the proxy rules of the Securities and Exchange Commission to submit proposals for consideration by the shareholders at the 1996 Annual Meeting are advised that their proposals must be received by the Company no later than March 19, 1996.

                      ANNUAL REPORT TO SHAREHOLDERS

The Company's 1995 Annual Report on Form 10-K includes financial statements for the fiscal periods ended March 31, 1993, 1994 and 1995 are being mailed to the shareholders along with this Proxy Statement. The Form 10-K is not to be considered a part of the soliciting material.

                                       By Order of the Board of Directors,

                                              /s/ ERWIN CHELDIN
                                       --------------------------------
                                       Erwin Cheldin
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                                       Woodland Hills, California
                                       July 17, 1995

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF UNICO AMERICAN CORPORATION

The undersigned hereby constitutes and appoints LESTER A. AARON and ROGER H. PLATTEN, and each of them, with full power of substitution, the proxies of the undersigned to represent the undersigned and vote all shares of common stock of UNICO AMERICAN CORPORATION (the "Company"), which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held at the Holiday Inn Woodland Hills, 21101 Ventura Boulevard, Woodland Hills, California 91364, on August 11, 1995, at 2:00 p.m. Pacific Standard Time and at any adjournments thereof, with respect to the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, in the following manner.

  1. ELECTION OF DIRECTORS       / / FOR all nominees listed        / / WITHHOLD AUTHORITY
                                     (except as marked to the           to vote all nominees listed below
                                     contrary below)


     ERWIN CHELDIN, CARY L. CHELDIN, LESTER A. AARON, GEORGE C. GILPATRICK
              ROGER H. PLATTEN, DAVID A. LEWIS, BERNARD R. GANS

     INSTRUCTIONS TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE:
          STRIKE A LINE THROUGH THE NOMINEE'S NAME ON THE LIST ABOVE.

  2. IN ACCORDANCE WITH THEIR BEST JUDGMENT, with respect to any other matters which may properly come before the meeting and any adjournment or adjournments thereof.

                    Please sign and date on reverse side.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED HEREIN. When this proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with the choices specified herein. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.

                                       DATED:__________________________, 1995.

                                       _______________________________________
                                                                   (Signature)

                                       _______________________________________
                                                   (Signature if jointly held)

                                       Please date and sign exactly as your
                                       name or names appear herein. If more
                                       than one owner, all should sign. When
                                       signing as attorney, executor,
                                       administrator, trustee or guardian,
                                       give your full title as such. If the
                                       signatory is a corporation or
                                       partnership, sign the full corporate
                                       or partnership name by its duly
                                       authorized officer or partner.

            PLEASE COMPLETE, SIGN, AND RETURN THIS PROXY PROMPTLY
                         USING THE ENCLOSED ENVELOPE.